                                                                     Exhibit 10


                         REPURCHASE AND OPTION AGREEMENT

         REPURCHASE AND OPTION AGREEMENT, dated as of September 29, 1995 (the "Agreement"), by and among HANOVER DIRECT, INC., a Delaware corporation ("HDI"), INTERCONTINENTAL MINING & RESOURCES INCORPORATED, a British Virgin Islands corporation ("IMR"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("SunAmerica").

                                R E C I T A L S:

         A. HDI is a party to that certain Indenture, dated as of August 17, 1993, as supplemented by a First Supplemental Indenture, dated as of March 28, 1995 (as so supplemented, the "Indenture"), among The Hanover Companies, a Nevada corporation ("Hanover"), The Horn & Hardart Company, a Nevada corporation (the "Guarantor"), the subsidiaries of Hanover that are signatory to the Indenture and First Trust National Association, a national association, as trustee (the "Trustee");

         B. Hanover and the Guarantor were merged with and into HDI, pursuant to the provisions of the Agreements and Plans of Merger, dated as of April 15, 1993, between each of Hanover and the Guarantor and HDI, and when the mergers became effective, HDI became responsible for the obligations of, and succeeded to and was substituted for, Hanover and the Guarantor, respectively, under the Indenture pursuant to Section 5.2 of the Indenture;

         C. Pursuant to Sections 6.4 and 9.2 of the Indenture, the obligations of Hanover and the Guarantor under the Indenture have been assumed by HDI as successor by merger to each of Hanover and the Guarantor;

         D. Pursuant to the Indenture, $14,000,000 aggregate principal amount of HDI's 9.25% Senior Subordinated Notes due August 1, 1998 (the "Notes") currently remain outstanding;

         E. SunAmerica is the sole holder of all the outstanding Notes; and

         F. HDI, SunAmerica and IMR desire to enter into an agreement to set forth the terms and conditions pursuant to which (i) HDI shall acquire the right to refinance the Notes held by SunAmerica by payment of the outstanding principal amount of the Notes, plus accrued interest and any amounts otherwise due (excluding prepayment penalties) on the Notes to the date of purchase (the "Purchase Price"),




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(ii) SunAmerica shall acquire an option to put the Notes to IMR at the Purchase
Price and (iii) IMR shall acquire from SunAmerica an option to purchase the Notes from SunAmerica at the Purchase Price.

                               A G R E E M E N T:

                      The parties hereto agree as follows:

                                    SECTION 1

                                   REPURCHASE

         SECTION 1.1. RIGHT TO REPURCHASE THE NOTES. HDI shall use its best efforts to repurchase or arrange for an alternate purchaser to purchase all of the outstanding Notes at the Purchase Price, on or prior to November 10, 1995 (the "Exercise Date"). Prior to the Exercise Date, SunAmerica hereby agrees that HDI shall have the right to repurchase, or an alternate purchaser located by HDI (the "Alternate Purchaser") shall have the right to purchase, all of the outstanding Notes at the Purchase Price. SunAmerica shall not interfere with the exercise of HDI's right to repurchase or arrange for an Alternate Purchaser to purchase all of the outstanding Notes; provided, however, SunAmerica shall have no obligation to transfer the Notes to any entity if it reasonably concludes such transfer would be objectionable to any governmental body and, provided further, that any such party shall not qualify as an Alternate Purchaser.

         SECTION 1.2. MANNER OF REPURCHASE. (a) In the event that HDI is able to repurchase or has arranged for an Alternate Purchaser to purchase all of the outstanding Notes on or prior to the Exercise Date, HDI shall provide each of SunAmerica and IMR at their respective addresses set forth in Section 8.3 hereof with notice of its intent to repurchase or to have the Alternate Purchaser specified in such notice purchase all of the outstanding Notes (the "Repurchase Notice").

         (b) The Repurchase Notice shall specify a date not less than five (5) nor more than thirty (30) days after the date of the Repurchase Notice for the closing of the repurchase of all of the outstanding Notes but in no event later than November 14, 1995 (the "Repurchase Closing Date"). Upon giving the Repurchase Notice, HDI or the Alternate Purchaser shall be entitled to receive, in exchange for payment of the Purchase Price, at the Repurchase Closing (as defined below) all of the outstanding Notes held by SunAmerica, with a form of assignment and indorsement, without recourse, satisfactory to it duly executed with the signature thereon guaranteed by a national bank, in form ready for registration of transfer, free and

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clear of all liens, charges, encumbrances and claims whatsoever.

         SECTION 1.3. CLOSING OF THE REPURCHASE. (a) The closing of the repurchase of the Notes (the "Repurchase Closing") shall be held at 10:00 A.M., New York City time on the Repurchase Closing Date at the offices of Whitman Breed Abbott & Morgan, 200 Park Avenue, New York, New York 10166, or during such other time or at such other place as may be agreed upon in writing by HDI or the Alternate Purchaser and SunAmerica.

         (b) At the Repurchase Closing (i) HDI or the Alternate Purchaser shall
(A) pay to SunAmerica the Purchase Price in cash (by wire transfer of immediately available funds to an account designated two (2) business days prior to the Repurchase Closing Date by SunAmerica) and (B) become bound by the terms and conditions of the Subordination Agreement as provided in Section 8.11 and
(ii) SunAmerica shall deliver to (A) HDI or the Alternate Purchaser all of the outstanding Notes together with a form of assignment and indorsement, without recourse, satisfactory to it duly executed with the signature thereon guaranteed by a national bank, in form ready for registration of transfer, free and clear of all liens, charges, encumbrances and claims whatsoever and (B) IMR the notice of termination by SunAmerica pursuant to the Three Party Agreement in the form attached hereto as Exhibit A.

                                    SECTION 2

                                   PUT OPTION

         SECTION 2.1. GRANT OF OPTION TO SELL THE NOTES. In the event that HDI is not able to repurchase or has not arranged for an Alternate Purchaser to purchase all of the outstanding Notes on or prior to the Exercise Date or either such party shall fail to repurchase all the outstanding Notes at the Repurchase Closing, IMR hereby irrevocably grants to SunAmerica the option to require IMR to purchase all of the outstanding Notes at the Purchase Price subject to the terms and conditions set forth herein (such right is referred to herein as the "Put Option"). If HDI is not able to repurchase or has not arranged for an Alternate Purchaser to purchase all of the outstanding Notes on or prior to the Exercise Date, SunAmerica shall be deemed to have exercised the Put Option and the closing of the exercise of the Put Option (the "Put Closing Date") shall be held on Tuesday, November 14, 1995. On the Put Closing Date, SunAmerica shall be entitled to receive from IMR at the Put Closing (defined below), upon delivery of all of the outstanding Notes and the notice of termination by SunAmerica called for

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by Exhibit A attached hereto, payment of the Purchase Price in cash as set forth in Section 2.2.

         SECTION 2.2. CLOSING OF THE EXERCISE OF THE PUT OPTION. The closing of the exercise of the Put Option and sale of the Notes (the "Put Closing") shall be held at 10:00 A.M., New York City time on the Put Closing Date at the offices of Whitman Breed Abbott & Morgan, 200 Park Avenue, New York, New York 10166, or during such other time or at such other place as may be agreed upon in writing by SunAmerica, IMR and HDI. At the Put Closing, SunAmerica shall deliver to IMR all of the outstanding Notes duly executed, indorsed and assigned without recourse with the signature thereon notarized in form ready for registration of transfer, free and clear of all liens, charges, encumbrances and claims whatsoever and a notice of termination in the form of Exhibit A attached hereto duly executed by an authorized officer in exchange for payment by IMR of the Purchase Price in cash (by wire transfer of immediately available funds to an account designated two (2) days prior to the Put Closing Date by SunAmerica).

                                    SECTION 3

                                   CALL OPTION

         SECTION 3.1. GRANT OF OPTION TO PURCHASE THE NOTES. SunAmerica hereby irrevocably grants to IMR the option to purchase the Notes at the Purchase Price at any time prior to November 10, 1995 (the "Call Expiration Date"), subject to the other terms and conditions set forth herein (such right is referred to herein as the "Call Option"). The obligation of SunAmerica to sell the Notes to IMR as provided in this Section 3.1 shall be absolute and unconditional notwithstanding any defenses, offsets or counterclaims that SunAmerica may have against IMR, other than any defenses, offsets or counterclaims based on any provision of this Agreement.

         SECTION 3.2. MANNER OF EXERCISE BY IMR. (a) From and after the date hereof and at any time prior to 5:00 P.M., New York City time, on the Call Expiration Date, IMR may exercise the Call Option for all of the outstanding Notes. In order to exercise the Call Option, IMR shall send to each of HDI and SunAmerica at their respective addresses set forth in Section 8.3 hereof a written notice of exercise (the "Call Exercise Notice").

         (b) The Call Exercise Notice shall specify a date not less than five
(5) days after the date of the Call Exercise Notice for the closing of the exercise of the Call Option, but in no event shall the closing take place later than November 14, 1995 (the "Call Closing Date"). Upon

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giving of the Call Exercise Notice, IMR shall be entitled to receive at the Call
Closing (as defined below), upon payment of the Purchase Price, all of the outstanding Notes, as set forth in Section 3.5 and the notice of termination of SunAmerica called for by Exhibit A attached hereto.

         SECTION 3.3. NON-EXERCISE OF CALL OPTION. If IMR fails to give the Call Exercise Notice prior to the Call Expiration Date, IMR shall be deemed to have elected not to exercise the Call Option and the Call Option shall expire and be of no further force and effect.

         SECTION 3.4. WHEN EXERCISE EFFECTIVE. The exercise of the Call Option shall be deemed to have been effected immediately prior to the close of business on the day IMR shall send the Call Exercise Notice.

         SECTION 3.5. CLOSING OF THE EXERCISE OF THE CALL OPTION. The closing of the exercise of the Call Option and purchase of the Notes (the "Call Closing") shall be held at 10:00 A.M., New York City time on the Call Closing Date at the offices of Whitman Breed Abbott & Morgan, 200 Park Avenue, New York, New York 10166, or during such other time or at such other place as may be agreed upon in writing by SunAmerica, IMR and HDI. At the Call Closing, SunAmerica shall deliver to IMR all of the outstanding Notes duly executed, assigned and indorsed without recourse with the signature thereon guaranteed by a national bank, in form ready for registration of transfer, free and clear of all liens, charges, encumbrances and claims whatsoever in exchange for payment by IMR of the Purchase Price in cash (by wire transfer of immediately available funds to an account designated two (2) days prior to the Call Closing Date by SunAmerica).

                                    SECTION 4

                           PLEDGE OF COLLATERAL BY IMR

         SECTION 4.1. THE PLEDGE. To secure its obligations under this Agreement, IMR hereby pledges and grants to SunAmerica a first priority security interest in all of IMR's right, title and interest in, to and under the following property, whether now owned by IMR or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as the "Collateral"), all cash, money, equity and debt securities, proceeds therefrom, reinvestment income and interest now and hereafter held in account no. 703815027 maintained at IBJ Schroder Bank ("IBJ"), as more particularly described on Schedule 1 attached hereto (the "Account"), and in any renewals, reinvestments or extensions of the Account. Such

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arrangements are described in the Three Party Agreement attached hereto as
Exhibit B.

                  SECTION 4.2. PRESERVATION OF COLLATERAL.

                  (a) IMR agrees that while this Agreement is in effect, IMR will not cause any withdrawals or reductions from the Account.

                  (b) IMR shall direct IBJ to refuse all withdrawals or reductions from the Account by persons other than SunAmerica until SunAmerica notifies IBJ to the contrary.

                  SECTION 4.3. REMEDIES; SALES OF COLLATERAL. If IMR fails to fulfill its obligations under this Agreement, including, but not limited to, IMR's obligation to purchase all of the outstanding Notes at the Purchase Price upon the Put Closing Date, SunAmerica shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code including but not limited to the right to sell, lease, assign or otherwise dispose of all or any part of such Collateral through one or more transactions, at such place or places as SunAmerica deems best, and for cash or on credit or for future delivery (without assuming any credit risk), at a public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and SunAmerica may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption of IMR, any such demand, notice or right and equity being expressly waived and released.

                  SECTION 4.4 POWER OF ATTORNEY. Should IMR fail to perform its obligations under this Agreement, then, upon not less than three (3) business days notice (the "Notice Period") to IBJ and IMR specifying in detail the specific obligations of IMR which IMR is alleged to have failed to perform (unless within the Notice Period IMR shall send a notice to IBJ and SunAmerica in good faith objecting to or otherwise disputing the allegations made by SunAmerica (the "Objection Notice"), provided, however, that IMR shall not send any such Objection Notice if the alleged obligations specified in the notice to be sent by SunAmerica consist of IMR's failure to pay the amounts due to SunAmerica hereunder and SunAmerica has tendered the Notes to IMR together with the notice of termination as provided in Section 2), SunAmerica shall be appointed the attorney-in-fact of IMR

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for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments which SunAmerica may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as SunAmerica shall be entitled under this Agreement to make collections in respect of the Collateral, SunAmerica shall have the right and power to receive, endorse and collect all checks made payable to the order of IMR representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. If IMR shall send the Objection Notice provided for this
Section 4.4 to IBJ and SunAmerica, no appointment of SunAmerica as attorney-in-fact of IMR for any purpose whatsoever shall be made hereunder unless and until it is finally determined by a court having jurisdiction that IMR did fail to perform its obligations hereunder, at which point SunAmerica shall be granted the power of attorney described above in this Section 4.4.

                  SECTION 4.5. IMR REPRESENTATIONS AND WARRANTIES REGARDING THE COLLATERAL. IMR hereby represents and warrants that:

                  (a) the aggregate market value of the Account as of this date is $25,000,000.

                  (b) IMR is the sole owner of the Collateral and has not made any other assignment, hypothecation, encumbrance or restriction of any kind or nature of or on the Account or any Collateral covered by this
         Section 4, apart from those granted in this Section 4.

                  SECTION 4.6. SUBORDINATION. Until the obligations of IMR and HDI under this Agreement have been satisfied in full, any rights of IMR in the Account and the Collateral are hereby fully subordinated to the rights of SunAmerica.

                  SECTION 4.7. DEFICIENCY. If the proceeds of sale, collection or other realization of or upon the Collateral by virtue of the exercise of remedies under this Section 4 are insufficient to cover the costs and expenses of such realization and the payment in full of the Purchase Price of the Notes upon the Put Closing Date, HDI and IMR shall remain liable for any deficiency to the extent HDI and IMR are obligated under the Indenture and this Agreement, respectively.

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                  SECTION 4.8. EXCESS. If the proceeds of sale, collection or other realization of or upon the Collateral by virtue of the exercise of remedies under this Section 4 are more than sufficient to cover the costs and expenses of such realization and the payment in full of the Purchase Price of the Notes upon the Put Closing Date, SunAmerica shall be liable to and shall pay IMR in full for any such excess promptly after collection thereof.

                                    SECTION 5

                      REPRESENTATIONS AND WARRANTIES OF HDI

                  SECTION 5.1. VALIDITY OF THIS AGREEMENT. The execution, delivery and performance by HDI of this Agreement and the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on the part of HDI. This Agreement is a valid and binding agreement of HDI enforceable against HDI in accordance with its terms, subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and to general equitable principles. The execution and delivery of this Agreement and the performance by HDI of the transactions contemplated hereby will not constitute a violation of any provision of any law, statute, rule or regulation applicable to HDI, and will not, in any material respect, conflict with or violate, or result in a breach in any material respect of any of the terms of, or constitute a default under, any charter, by-law, agreement, instrument, judgment, decree, writ, order or other restriction to which HDI is a party or by which any of its properties is bound, provided that the consent of NationsBank, National Association (Carolinas) ("NationsBank") as Agent under a certain Credit Facilities and Reimbursement Agreement with HDI is obtained.

                  SECTION 5.2. GOVERNMENTAL CONSENT, ETC. No consent (other than the consent of NationsBank), approval or authorization of, or filing with, any governmental body or other person is required in connection with the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby, or any such consent, approval, authorization or filing required has been identified in writing to SunAmerica and IMR and has been obtained or effected.

                  SECTION 5.3. LITIGATION. There are no proceedings pending or, to the knowledge of HDI, threatened before any court or arbitrator or before or by any governmental agency which question the validity or legality of this Agreement or any action taken or to be taken pursuant hereto or which, in any one case or in the aggregate, if decided adversely to the interests of HDI, would interfere with the ability of HDI to enter into this Agreement or perform any of the transactions contemplated hereby.

                                    SECTION 6

                      REPRESENTATIONS AND WARRANTIES OF IMR

                  SECTION 6.1. VALIDITY OF THIS AGREEMENT. The execution, delivery and performance by IMR of this Agreement and the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on the part of IMR. This Agreement is a valid and binding agreement of IMR enforceable against IMR in accordance with its terms, subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and to general equitable principles. The execution and delivery of this Agreement and the performance by IMR of the transactions contemplated hereby will not constitute a violation of any provision of any law, statute, rule or regulation applicable to IMR, and will not conflict with or violate, or result in a breach in any material respect of any of the terms of, or constitute a default under, any charter, by-law, agreement, instrument, judgment, decree, writ, order or other restriction to which IMR is a party or by which any of its properties is bound.

                  SECTION 6.2. GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of, or filing with, any governmental body or other person is required in connection with the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby, or any such consent, approval, authorization or filing required has been identified in writing to HDI and SunAmerica and has been obtained or effected.

                  SECTION 6.3. LITIGATION. There are no proceedings pending or, to the knowledge of IMR, threatened before any court or arbitrator or before or by any governmental agency which question the validity or legality of this Agreement or any action taken or to be taken pursuant hereto or which, in any one case or in the aggregate, if decided adversely to the interests of IMR, would interfere with the ability of IMR to enter into this Agreement or perform any of the transactions contemplated hereby.

                                    SECTION 7

                  REPRESENTATIONS AND WARRANTIES OF SUNAMERICA

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                  SECTION 7.1. VALIDITY OF THIS AGREEMENT. The execution,
delivery and performance by SunAmerica of this Agreement and the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on the part of SunAmerica. This Agreement is a valid and binding agreement of SunAmerica enforceable against SunAmerica in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and to general equitable principles. The execution and delivery of this Agreement and the performance by SunAmerica of the transactions contemplated hereby will not constitute a violation of any provision of any law, statute, rule or regulation applicable to SunAmerica, and will not conflict with or violate, or result in a breach in any material respect of any of the terms of, or constitute a default under, any charter, by-law, agreement, instrument, judgment, decree, writ, order or other restriction to which SunAmerica is a party or by which any of its properties is bound.

                  SECTION 7.2. GOVERNMENTAL CONSENT, ETC. No consent, approval or authorization of, or filing with, any governmental body or other person is required in connection with the execution and delivery of this Agreement or the consummation of any of the transactions contemplated hereby, or any such consent, approval, authorization or filing required has been identified in writing to HDI and IMR and has been obtained or effected.

                  SECTION 7.3. OWNERSHIP AND DELIVERY OF NOTES. SunAmerica at the time of the delivery of the Notes at the Repurchase Closing, the Put Closing or the Call Closing, as the case may be, will be the sole holder of all of the outstanding Notes and will have good title to the Notes. The Notes delivered by SunAmerica to (i) HDI or the Alternate Purchaser at the Repurchase Closing or
(ii) IMR at either the Put Closing or the Call Closing, as the case may be, will be free and clear of all liens, pledges, security interests, charges, encumbrances and claims whatsoever, and subject to no restrictions on the sale, transfer or assignment of the Notes, other than as set forth in the Indenture.

                  SECTION 7.4. LITIGATION. There are no proceedings pending or, to the knowledge of SunAmerica, threatened before any court or arbitrator or before or by any governmental agency which question the validity or legality of this Agreement or any action taken or to be taken pursuant hereto or which, in any one case or in the aggregate, if decided adversely to the interests of SunAmerica, would interfere with the ability of SunAmerica to enter into this Agreement or perform any of the transactions contemplated hereby.

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                                    SECTION 8

                                  MISCELLANEOUS

                  SECTION 8.1. AMENDMENT. This Agreement may be amended only by a written instrument signed by each of the parties hereto.

                  SECTION 8.2. APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the internal substantive laws of the State of New York, without giving effect to the conflicts of law rules thereof.

                  SECTION 8.3. NOTICES. Any notice pursuant to this Agreement to be given by any party shall be sufficiently given for purposes of this Agreement if sent by first-class mail, postage prepaid, delivered by hand or overnight courier or sent by facsimile, addressed as follows:

                  (i)     if to HDI, addressed to:

                           Hanover Direct, Inc.
                           1500 Harbor Boulevard
                           Weehawken, New Jersey 07087
                           Attn: Michael P. Sherman, Esq.
                           Facsimile Number: 201-392-5005

                           with a copy to:

                           Monte E. Wetzler, Esq.
                           Whitman Breed Abbott & Morgan
                           200 Park Avenue
                           New York, New York 10166
                           Facsimile Number: 212-351-3131

                  (ii)     if to IMR, addressed to:

                           Intercontinental Mining & Resources
                                 Incorporated
                           c/o Quadrant Management Company
                           127 East 73rd Street
                           New York, New York  10021
                           Attn:  Mr. Alan G. Quasha
                           Facsimile Number:  212-753-4974

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                  (iii)       if to SunAmerica, addressed to:

                              SunAmerica Life Insurance Company
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California  90067
                              Attn:  Mr. Michael Thomas
                              Facsimile Number: 310-772-6030

                              with a copy to:

                              Milbank, Tweed, Hadley & McCloy
                              601 South Figueroa, 30th Floor
                              Los Angeles, California 90017
                              Attn: Eric H. Schunk, Esq.
                              Facsimile Number: 213-629-5063

or at such other address as shall be furnished in writing to the other parties.

                  SECTION 8.4. ASSIGNMENT; SUCCESSORS. No party may assign its rights under this Agreement to any other person without the prior written consent of each of the other parties except that SunAmerica may assign its rights to an affiliate or a nationally recognized financial institution with assets of not less than $100,000,000. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the parties hereto.

                  SECTION 8.5. HEADINGS. The Section headings herein are for convenience only, are not part of this Agreement and shall not affect the interpretation hereof.

                  SECTION 8.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts shall for all purposes be deemed to be an original and all of which together shall constitute one and the same instrument.

                  SECTION 8.7. SEVERABILITY; WAIVER. If any provision of this Agreement is found to be illegal or invalid for any reason, the remaining provisions of this Agreement shall remain in full force and effect. No waiver of any term, provision or condition of this Agreement shall be deemed to be or construed as a further or continuing waiver of such term, provision or condition or as a waiver of any other term, condition or provision of this Agreement.

                  SECTION 8.8. ENFORCEMENT OF AGREEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in New York County, New York, this being in addition to any other remedy to which they are entitled at law or in equity.

                  SECTION 8.9. EXPENSES. Each party to this Agreement shall bear its own expenses in connection with the transactions contemplated hereby, except that should any party hereto be required to incur legal fees and expenses in connection with the enforcement of this Agreement, then the prevailing party in any such enforcement proceeding shall be entitled to be reimbursed by the party against whom any order is issued enforcing any provision of this Agreement all such legal fees and expenses. Notwithstanding the foregoing, HDI agrees to pay all costs and expenses incurred by SunAmerica (including reasonable legal fees and expenses) in connection with this Agreement or the modification, amendment or enforcement of this Agreement.

                  SECTION 8.10. INDENTURE. Nothing contained herein shall be deemed to be a waiver, modification or amendment of any of the rights of SunAmerica under the Notes, the Indenture and the documents related thereto, and SunAmerica and HDI agree that all such rights may be enforced notwithstanding anything herein.

                  SECTION 8.11. SUBORDINATION AGREEMENT. IMR and HDI hereby acknowledge that the Notes and the documents related thereto are subject to the terms and conditions of the Amended and Restated Subordination Agreement dated as of September 29, 1995 (the "Subordination Agreement") and IMR and HDI hereby agree that in the event they become the holder of the Notes that they will be bound by the terms and conditions of the Subordination Agreement or, if an Alternate Purchaser becomes the holder of the Notes, HDI shall cause such Alternate Purchaser to be bound by the terms and conditions of the Subordination Agreement.

                  SECTION 8.12 (a) GUARANTEE. NAR Group Limited, a British Virgin Islands corporation and the corporate parent of IMR (the "Guarantor"), by its signature hereto, hereby guarantees to SunAmerica, its successors and assigns, the performance by IMR of all its obligations contained in this Agreement (the "Guaranteed Obligations"). This Guarantee is of payment (and not collection) and is irrevocable and unconditional in nature and the Guarantor's liability under this Guarantee shall continue until full satisfaction of all Guaranteed Obligations.

                  (b) ACKNOWLEDGEMENTS, WAIVERS AND CONSENTS. The obligations of the Guarantor under Section 8.12(a) are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement or any other agreement or instrument referred to in this Agreement, including, without limitation, this Section 8.12, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 8.12(b) that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantor under this Section 8.12:

                  (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to in this Agreement shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to in this Agreement shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                  (iv) the bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up of, or composition or readjustment of debts of, IMR; or

                  (v) any lien or security interest created or purported to be created under this Agreement or any other lien or security interest granted or purported to be granted to, or in favor of, SunAmerica as security for any of the Guaranteed Obligations shall fail to be valid or perfected or to be senior to any other lien or security interest.

The Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that SunAmerica exhaust any right, power or remedy or proceed against IMR under this Agreement, the Three Party Agreement or any other agreement or instrument referred to in this Agreement or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  (c) UNDERSTANDING WITH RESPECT TO WAIVERS AND CONSENTS. The Guarantor warrants and agrees that each of the waivers and consents set forth in this Section 8.12 are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which any other guarantor otherwise may have against HDI, IMR or any other person or entity or against any collateral. If, notwithstanding the intent of the parties that the terms of this Section 8.12 shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the fullest extent permitted by law.

                  (d) SEPARATE ACTION. SunAmerica may bring and prosecute a separate action or actions against the Guarantor whether or not IMR, any other guarantor or any other person or entity is joined in any such action or a separate action or actions are brought against IMR, any other guarantor, any other person or entity, or any collateral for all or any part of the Guaranteed Obligations. The obligations of the Guarantor under, and the effectiveness of, this Section 8.12 are not conditioned upon the existence or continuation of any other guarantee of all or any part of the Guaranteed Obligations.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first written above.

                                                     HANOVER DIRECT, INC.

                                                     By: /s/ Edward J. O'Brien
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     INTERCONTINENTAL MINING &
                                                        RESOURCES INCORPORATED

                                                     By: /s/ Thomas A. Huser
                                                        ------------------------
                                                        Name:
                                                        Title:

                                                     SUNAMERICA LIFE INSURANCE

                                                     COMPANY

                                                     By: /s/ Michael Thomas
                                                        ------------------------
                                                        Name:
                                                        Title:

As to paragraph 8.12

NAR GROUP LIMITED

By: /s/ Thomas A. Huser
   ------------------------
   Name:
   Title:

                                   SCHEDULE 1

                          SECURITIES IN ACCOUNT (9/95)

Issuer and Description                                  Face Value
- ----------------------                                  ----------

General Motors Acceptance Corp.                         $5,000,000
Medium Term Notes (9.2%) due 12/11/95

RJR Nabisco Discounted Commercial Paper                  5,300,000
due 12/19/95

Conagra Inc. Discounted Commercial Paper                 5,300,000
due 12/15/95

Sprint Capital Corp. Discounted Commercial               5,300,000
Paper due 12/22/95

Union Oil Co. of California Discounted                   4,510,000
Commercial Paper due 12/18/95

                                                                       Exhibit A

                            FORM OF NOTICE OF DEFAULT

                                                         [Date]

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004
Attn: Corporate Banking Division

Gentlemen:

                  Reference is made to (i) that certain Repurchase and Option Agreement dated as of September 29, 1995 (the "Repurchase and Option Agreement") by and among Hanover Direct, Inc., Intercontinental Mining & Resources Incorporated ("IMR") and SunAmerica Life Insurance Company ("SunAmerica") and
(ii) that certain Three Party Agreement dated as of September 29, 1995 (the "Three Party Agreement") by and among IMR, SunAmerica and IBJ Schroder Bank & Trust Company.

                  You are hereby notified that IMR is in breach of its obligations under the Repurchase and Option Agreement. As a result, IBJS shall act solely at the direction of SunAmerica as provided in the Three Party Agreement.

                                            Very truly yours,

                                            SUNAMERICA LIFE INSURANCE COMPANY

                                            By:_______________________________
                                               Name:
                                               Title:

cc: Intercontinental Mining & Resources Incorporated

Accepted and Agreed:

IBJ SCHRODER BANK & TRUST COMPANY

By:______________________________
   Name:
   Title:

                                                                       Exhibit B

                           FORM NOTICE OF TERMINATION

                                                       [Date]

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004
Attn: Corporate Banking Division

Gentlemen:

                  Reference is made to (i) that certain Repurchase and Option Agreement dated as of September 29, 1995 (the "Repurchase and Option Agreement") by and among Hanover Direct, Inc., Intercontinental Mining & Resources Incorporated ("IMR") and SunAmerica Life Insurance Company ("SunAmerica") and
(ii) that certain Three Party Agreement dated as of September 29, 1995 (the "Three Party Agreement") by and among IMR, SunAmerica and IBJ Schroder Bank & Trust Company.

                  You are hereby notified that SunAmerica has sold all of the outstanding Notes (as defined in the Repurchase and Option Agreement) pursuant to Section 3.2 of the Repurchase and Option Agreement. As a result, the Three Party Agreement is hereby terminated and is of no further force or effect.

                                            Very truly yours,

                                            SUNAMERICA LIFE INSURANCE COMPANY

                                            By:_______________________________
                                               Name:
                                               Title:

cc: Intercontinental Mining & Resources Incorporated

Accepted and Agreed:

IBJ SCHRODER BANK & TRUST COMPANY

By:______________________________
   Name:
   Title: